UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): January 17, 2019

Calyxt, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38161	27-1967997
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Mount Ridge Road
Roseville, MN 55113-1127
(Address and zip code of principal executive offices)

(651) 683-2807
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ⊠

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⃞

Item 5.02.          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 23, 2019, the Board of Directors (the “Board”) of Calyxt, Inc. (the “Company”) appointed Kimberly Nelson to serve as member of the Board, effective January 17, 2019.

Mrs. Nelson, 51, has served as the Chief Financial Officer of SPS Commerce (NASDAQ: SPSC), a provider of cloud-based supply chain management solutions, since November 2007. Mrs. Nelson has served on the Board of Directors of Qumu Corporation (NASDAQ: QUMU), a video content management company, since 2013. She holds a Bachelor of Arts degree in finance from Babson College, Wellesley, Massachusetts, and completed the Executive MBA program at the University of Saint Thomas. Mrs. Nelson has provided financial direction at a number of companies over her 30 years of experience including Amazon.com, Nestlé USA Inc. and The Pillsbury Company.

The Board has determined that Mrs. Nelson is an independent director under applicable listing standards and the Company’s governance principles. There are no arrangements or understandings between Mrs. Nelson and any other persons pursuant to which Mrs. Nelson was named as a director of the Board. Mrs. Nelson has no direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K. Mrs. Nelson has been provided an indemnification agreement and will receive compensation in accordance with the Company’s standard arrangements for non-employee directors.

In addition, Mr. Laurent Arthaud and Mr. Alain Godard have informed the Company that they do not intend to stand for reelection at the 2019 annual meeting of the Company’s stockholders.  They will continue to serve as directors of the Company until such meeting.

Item 9.01. Financial Statements and Exhibits.

d. Exhibits

Exhibit
Number	Description

99.1	Press Release of Calyxt, Inc. dated January 23, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Calyxt, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 23, 2019

CALYXT, INC

By:	/s/ James Blome
Name:	James Blome
Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Calyxt, Inc. dated January 23, 2019